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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 25, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  000-23489                   52-1309227
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 (State or other jurisdiction       (Commission               (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)

      1820 North Fort Myer Drive, Arlington, Virginia               22209
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         (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (703) 292-5210

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 25, 2006, the Audit Committee of the Board of Directors of Access Worldwide Communications, Inc. (the "Company") dismissed BDO Seidman, LLP ("BDO") as the independent registered public accounting firm for the Company. The Company has engaged DaszkalBolton, LLP ("DB") as the Company's new independent registered public accounting firm, effective September 27, 2006.

     The report of BDO, dated April 11, 2006, on the consolidated financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified, however, such report did contain an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

      During the Company's fiscal years ended December 31, 2005 and 2004, and through September 25, 2006, the Company did not have any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

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     During the Company's fiscal years ended December 31, 2005 and 2004 and through September 25, 2006, there were no "reportable events", as defined in
Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

     The Company provided BDO with a copy of this report prior to its filing with the Commission, and requested that BDO furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of the letter, dated September 27, 2006, furnished by BDO in response to that request is filed as Exhibit 16.1 to this report.

     During the Company's fiscal years ended December 31, 2005 and 2004 and through September 25, 2006, neither the Company nor anyone acting on its behalf consulted with DB regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NO.                               DESCRIPTION
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    16.1        Letter, dated September 27, 2006, from BDO Seidman, LLP to the
                Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                           -------------------------------------
                                           (Registrant)

Date: September 28, 2006                   By /s/ MARK WRIGHT
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                                              Mark Wright
                                              General Counsel, Secretary

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